Exhibit 10.1

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment”), made and entered into as of the 30th day of March, 2005, by and between PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership (“Landlord”), and HOMEBANC MORTGAGE CORPORATION, a Delaware corporation (“Tenant”);

W I T N E S S E T H  T H A T:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated June 25, 2003, as amended by that certain First Amendment to Lease (the “First Amendment”) dated December 11, 2003 (collectively, the “Lease”), for certain premises in the building located at 2002 Summit Boulevard, Atlanta, Georgia (the “Building”), consisting of 143,951 square feet of net rentable area on Floors 1 through 6 and Floor 18 of the Building known as Suite 100 (the “Premises”);

WHEREAS, Landlord has agreed to lease additional premises to Tenant and Tenant has agreed to lease from Landlord such additional office space; and

WHEREAS, Landlord and Tenant desire to evidence such expansion of the Premises and to amend certain other terms and conditions of the Lease and evidence their agreements and other matters by means of this Amendment;

NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Lease is hereby amended and the parties hereto do hereby agree as follows:

1. Grant of 17th Floor Expansion Space. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord approximately 24,677 square feet of net rentable area of office space being the entire Floor 17 of the Building (the “17th Floor Expansion Space”) as shown on Exhibit A attached hereto and by this reference made a part hereof, increasing the total net rentable area of space leased pursuant to the Lease to approximately 168,628. Landlord hereby covenants to deliver the 17th Floor Expansion Space to Tenant no later than July 1, 2005 in broom clean condition to begin construction of the tenant improvements. Provided no delay is caused by Tenant, if Landlord has not delivered the 17th Floor Expansion Space to Tenant on or before September 1, 2005, then in lieu to constituting a Landlord Delay (as that term is defined in Exhibit D of the Lease), the Effective Date shall be extended two (2) days for each day past September 1, 2005 that Landlord is so delayed in delivering the 17th Floor Expansion Space to Tenant.

2. Terms of Expansion. The Lease is hereby amended by adding the 17th Floor Expansion Space as part of the Premises, subject to the following terms and conditions:

a. 17th Floor Expansion Space Term. The 17th Floor Expansion Space shall be added as part of the Premises for all purposes, except as set forth herein, effective upon the earlier of (i) the date Tenant shall occupy the 17th Floor Expansion Space for the purposes of doing business or (ii) February 1, 2006 (the “Effective Date”). Notwithstanding the foregoing, as provided herein below, Base Rental with respect to the 17th Floor Expansion Space shall commence August 1, 2006. In the event Tenant occupies the Premises prior to February 1, 2006, but no earlier than August 1, 2005, Tenant shall only be responsible for paying Tenant’s Forecast Additional Rental and Tenant’s Additional Rental with respect to the 17th Floor Expansion Space. The 17th Floor Expansion Space shall be subject to all terms and conditions of the Lease, as amended hereby, and all references in the Lease to the Premises shall be deemed to include the 17th Floor Expansion Space. The term of Tenant’s lease of the 17th Floor Expansion Space shall commence on the Effective Date and shall be the term of the Lease, unless extended or sooner terminated in accordance with the provisions of the Lease.

b. Rent. From and after August 1, 2006, Tenant shall pay Net Base Rental for the 17th Floor Expansion Space in accordance with the Net Base Rental per rentable square foot schedule set forth in Special Stipulation No. 1 of Exhibit H to the Lease and Section 2.02 of the Lease. Based upon said Net Base Rental Schedule, Net Base Rental with respect to the Premises including the 17th Floor Expansion Space shall be as follows:

Base Rental Lease Year	Net Base Rental PRSF	Net Base Rental Per Annum	Net Base Rental Per Month
Effective Date – 2/28/06	$18.00 (143,951 sf)	N/A	$215,926.50
3/01/06 – 7/31/06	$18.54 (143,951 sf)	N/A	$222,404.30
8/01/06 – 2/28/07	$18.54 (168,628 sf)	N/A	$260,530.26
3/01/07 – 2/29/08	$19.10	$3,220,794.80	$268,399.57
3/01/08 – 2/28/09	$19.67	$3,316,912.76	$276,409.40
3/01/09 – 2/28/10	$20.26	$3,416,403.28	$284,700.27
3/01/10 – 2/28/11	$20.87	$3,519,266.36	$293,272.20
3/01/11 – 2/29/12	$21.50	$3,625,502.00	$302,125.17
3/01/12 – 2/28/13	$22.15	$3,735,110.20	$311,259.18
3/01/13 – 2/28/14	$22.81	$3,846,404.68	$320,533.72

c. Tenant’s Percentage Share. As of the Effective Date, Tenant’s Percentage Share of the Building shall be adjusted in accordance with the formula set forth in Section 2.03(c) of the Lease to reflect the addition of the 17th Floor Expansion Space to the original Premises (that is, subject to the other terms of the Lease, as of the Effective Date, Tenant’s Percentage Share is estimated to be 45.48%). Subject to the terms of Section 2a above, from and after the Effective Date, Tenant shall pay Tenant’s Additional Rental with respect to the 17th Floor Expansion Space which Additional Rental shall be calculated in accordance with the terms of the Lease including the calculation of the real estate tax portion of Operating Expenses.

d. Improvements. Landlord will deliver the 17th Floor Expansion Space, at Landlord’s expense, to Tenant in Base Building condition consistent with the definition in the Lease. Ceiling tiles and lighting fixtures that are currently stocked on each floor of the Building shall be provided as a part of the Landlord’s Base Building with respect to the 17th Floor Expansion Space, at no additional cost to Tenant. Landlord agrees to provide to Tenant an allowance with respect to the 17th Floor Expansion Space of (i) $764,987.00 (24,677 rsf x $31.00) and (ii) a supplemental allowance of $93,363.00 (collectively, the “17th Floor Expansion Space Tenant Improvement Allowance”). All terms and conditions related to the utilization of, timing and disbursement of the 17th Floor Expansion Space Tenant Improvement Allowance shall be in accordance with terms of the Lease. Tenant agrees that it shall construct the tenant improvements for the 17th Floor Expansion Space in a good and workmanlike manner substantially in accordance with Exhibit D to the Lease, at Tenant’s sole cost, after application of the 17th Floor Expansion Space Tenant Improvement Allowance, except that Section III, Paragraph 6 of Exhibit D shall be amended to refer to the Effective Date in lieu of the Phase I, Phase II or Phase III Commencement Date.

e. Visitor Parking Credit. Section 3.04 of the Lease, as amended by Paragraph 2c. of the First Amendment, is amended as of the date this Amendment is executed by both Landlord and Tenant, by deleting the amount of the Visitor Parking Credit of “Thirteen Thousand Two Hundred and 88/100 Dollars ($13,200.88)” and replacing it with the amount of “Sixteen Thousand Six Hundred Twenty-Two and No/100 Dollars ($16,622.00)”.

f. Parking; Access Cards. From and after the date this Amendment is executed by both Landlord and Tenant, pursuant to and in accordance with Section 3.04 of the Lease, Tenant shall also be entitled to four (4) parking permits per each 1,000 square feet of net rentable area of the 17th Floor Expansion Space for an additional ninety-nine (99) parking permits throughout the Lease term and any extensions thereof at no charge to Tenant other than such maintenance and repair charges which are properly included as an Operating Expense upon the same terms and conditions as set forth in Section 3.04 of the Lease, except as modified in this Paragraph 2f.

Further, in accordance with the terms of Section 3.02 of the Lease, Landlord shall furnish to Tenant five (5) access cards per each 1,000 square feet of net rentable area within the 17th Floor Expansion Space, at no cost to Tenant.

Further, from and after the date this Amendment is executed by both Landlord and Tenant, Tenant shall have an ongoing right throughout the Lease term and any extensions thereof, at no additional charge, to an additional five (5) reserved parking spaces (as part of the 99 spaces allotted with respect to the 17th Floor Expansion Space) and one (1) prominently located Tenant visitor parking space (over and above the 99 spaces allotted with respect to the 17th Floor Expansion Space). The locations of such visitor space and reserved parking spaces shall be identified as HomeBanc’s spaces and are located as shown on Exhibit B attached hereto and made a part hereof. Tenant shall pay the expense for all signage relating to these spaces.

3. Expansion Option. As of the Effective Date, the definition of Expansion Space in Special Stipulation No. 7 of Exhibit H to the Lease shall be amended to delete the portion of the Expansion Space on Floor 7 of the Building being Expansion Space A from the definition of Expansion Space.

4. Right of First Offer. As of the date this Amendment is executed by both Landlord and Tenant, the definition of First Offer Space in Special Stipulation No. 8 of Exhibit H to the Lease shall be amended to delete the portion of the First Offer Space on Floors 16 and 17 of the Building from the definition of First Offer Space.

5. 16th Floor Right of Offer. As of the date of this Amendment, so long as no event of default then exists under the Lease following expiration of any applicable notice and cure period, and subject and subordinate to the right of Computer Associates International, Inc. (“CA”), which right is existing as of the date of this Amendment pursuant to the express provisions of CA’s lease, prior to the execution of a lease for all or any portion of the 16th Floor Offer Space (as that term is hereinafter defined), Tenant shall have the right (the “16th Floor Offer Option”) to lease the 16th Floor Offer Space pursuant to and in accordance with the following terms and conditions:

a. The “16th Floor Offer Space” shall mean any portion of Floor 16 in the Building not leased by Tenant which becomes available for lease. The 16th Floor Offer Space shall be “available for lease” if (i) the space is not then leased to a third party or (ii) the space will become vacant because the current tenant’s lease has or will expire without a renewal or extension thereof. In the event Tenant elects to lease less than all of the 16th Floor Offer Space, the location, size and configuration of such portion of the 16th Floor Offer Space shall be subject to Landlord’s reasonable approval.

b. Landlord shall notify Tenant in writing of the availability of the 16th Floor Offer Space if CA’s option rights with respect to the 16th Floor Offer Space are triggered pursuant to the terms of CA’s lease. Landlord shall provide such written notice to Tenant simultaneously with its written notification to CA before Landlord offers it for lease to any third parties.

c. The 16th Floor Offer Option shall be exercised by Tenant, if at all, by Tenant’s written notice to Landlord by the later of (i) ten (10) business days from receipt of Landlord’s notice or (ii) three (3) business days after CA has waived its rights to the 16th Floor Offer Space then being offered. If Tenant timely exercises the 16th Floor Offer Option, the 16th Floor Offer Space shall be subject to all terms and conditions of the Lease, including, without limitation, the Base Rental rate then in effect and the term thereof shall be coterminous with the Premises. Should Tenant fail to duly and timely exercise this 16th Floor Offer Option, Landlord shall have the right to lease the applicable 16th Floor Offer Space to any third party on any terms and conditions Landlord may elect. So long as CA has not exercised its right to lease all or a portion of the Offer Space pursuant to its rights, and should Tenant duly and timely exercise the 16th Floor Offer Option, the 16th Floor Offer Space shall be added to the Lease from and after the date that the tenant improvements therein have been completed, which Tenant agrees to promptly commence and complete in accordance with Exhibits C and D attached to the Lease.

d. Tenant improvements for the 16th Floor Offer Space shall be designed and installed in accordance with the procedures and conditions set forth in Exhibits C and D attached to the Lease and Tenant’s allowance for improvements shall be an amount equal to the product of multiplying the Tenant Improvement Allowance set forth in Exhibit C attached to the Lease times the number of square feet in the 16th Floor Offer Space and multiplying such resulting quotient by a fraction, the numerator of which is the number of months remaining in the term and the denominator of which is 120.

e. If CA and Tenant fail to or elect not to exercise the 16th Floor Offer Option and Landlord thereupon does not lease the 16th Floor Offer Space within six (6) months of Landlord’s notice to Tenant that the applicable portion of the 16th Floor Offer Space is available for lease or is not actively engaged in lease negotiations for any or all of such 16th Floor Offer Space as of such sixth (6th) month, the 16th Floor Offer Space shall again become subject to the 16th Floor Offer Option and if CA’s right with respect to the 16th Floor Offer Space is triggered as set forth in

Paragraph 5b. above, Landlord must also provide Tenant with simultaneous notice and a right to exercise the 16th Floor Offer Option before Landlord attempts to lease such space to a third party.

6. Other Amendments. Special Stipulation No. 11 (Glenridge Highlands Termination Penalty) of Exhibit H (Special Stipulations) to the Lease has been satisfied on behalf of Landlord and Tenant and shall have no further relevancy or application to the Lease and therefore Special Stipulation No. 11 is hereby deleted from the Lease in its entirety and replaced with the words “Intentionally Deleted”.

7. Brokers. Landlord and Tenant represent and warrant to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Hines Properties, Inc. who represented Landlord and Trammell Crow Company who represented Tenant in the negotiating or making of this Amendment (Tenant hereby representing to Landlord that Equis, Tenant’s former broker, is no longer employed by or representing Tenant.), and Landlord and Tenant agree to indemnify and hold the other, its agents, employees, partners, directors, shareholders and independent contractors harmless from all liabilities, costs, demands, judgments, settlements, claims, and losses, including reasonable attorneys’ fees and costs, incurred by the other party in conjunction with any such claim or claims of any other broker or brokers claiming to have interested Tenant in the Building, the Premises or the 17th Floor Expansion Space or claiming to have caused Tenant to enter into this Amendment or claiming, in the case of Landlord, to have represented Landlord in this transaction.

8. No Defaults. Landlord and Tenant each hereby agree that there are, as of the date hereof, regardless of the giving of notice or the passage of time, or both, no defaults or breaches on the part of Landlord or Tenant under the Lease.

9. Capitalized Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

10. Headings. The headings used herein are provided for convenience only and are not to be considered in construing this Amendment.

11. Binding Effect. This Amendment shall not be valid and binding on Landlord and Tenant unless and until it has been completely executed by and delivered to both parties.

EXCEPT AS expressly amended and modified hereby, the Lease shall otherwise remain in full force and effect, the parties hereto hereby ratifying and confirming the same. To the extent of any inconsistency between the Lease and this Amendment, the terms of this Amendment shall control. Any reference to the “Lease,” as set forth in the Lease, shall mean the Lease as amended pursuant to this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment as of the day and year first above written.

LANDLORD:						TENANT:

PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership						HOMEBANC MORTGAGE CORPORATION, a Delaware corporation

By:	2002 Perimeter Summit Realty LLC, a Delaware limited liability company, as					By:	/s/ David A. Robinson
	General Partner					Name:	David A. Robinson
						Title:	Senior Vice President
		By:	/s/
Name:
Title:

	By:	Hines 2002 Summit Associates Limited Partnership, a Texas limited partnership, as General Partner

		By:	Hines Interests Limited Partnership, a Delaware limited partnership, as Sole General Partner

			By:	Hines Holdings, Inc., a Texas corporation, as General Partner

				By:	/s/ Kurt A. Hartman
Kurt A. Hartman
Vice President

EXHIBIT A

17th FLOOR EXPANSION SPACE

Hines

2002 Summit Blvd
Dekalb County, Georgia

Hendrick

27 February 2004

A
B
C
D
E
F
G
H
1
2
3
4
5
6
7
8
9
10
NO. 5
NO. 6
NO. 7
NO. 8
PROJECT NORTH
TRUE NORTH

Floor 17

17TH FLOOR COMPUTATIONS

GROSS MEASURED	24,682
VERTICAL PENETRATIONS	1,003
WHOLE FLOOR RENTABLE	23,679
BUILDING COMMON	0
FLOOR COMMON	1,145
SINGLE TENANT USABLE	22,550
ELEVATOR LOBBY & CORR. (MULTI-TENANT FLOOR ONLY)	1,128
MULTI-TENANT USABLE	21,403

RENTABLE FACTOR PROJECTIONS	
FULL FLOOR N.R.A.	24,877
MULTI -TENANT N.R.A.	24,728
RETAIL N.R.A.	

USABLE S.F. AREA LEASED	
USABLE S.F. AREA AVAILABLE	
RENTABLE S.F. AREA LEASED	
RENTABLE S.F. AREA AVAILABLE	

[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	2007	[illegible]	[illegible]	[illegible]	2011

NO.	SUITE	TENANT	USF	RSF	COMMENCEMENT	EXPIRATION	ENCUMBRANCE#1	ENCUMBRANCE#2	ENCUMBRANCE#3	RELOCATION

EXHIBIT B

LOCATION OF 17th FLOOR EXPANSION SPACE RESERVED TENANT AND

RESERVED VISITOR PARKING SPACES

Reserved Parking Spaces

HomeBanc Reserved Visitor Parking Spaces 1 thru 5

Plaza Level

Hines

2002 Summit Blvd

Dekalb County, Georgia

Hendrick

25 March 2005

PLAZA COMPUTATIONS

GROSS MEASURED	
VERTICAL PENETRATIONS	
WHOLE FLOOR RENTABLE	
BUILDING COMMON	
FLOOR COMMON	
SINGLE TENANT USABLE	
ELEVATOR LOBBY & CORR.	
MULTI-TENANT USABLE	
RENTABLE FACTOR PROJECTIONS	
FULL FLOOR R.R.A.	
MULTI-TENANT R.R.A.	
PARTIAL R.R.A.	
USABLE S.F. AREA LEASED	
USABLE S.F. AREA AVAILABLE	
RENTABLE S.F. AREA LEASED	
RENTABLE S.F. AREA AVAILABLE

EXHIBIT B (CONTINUED)

LOCATION OF 17th FLOOR EXPANSION SPACE RESERVED TENANT AND

RESERVED VISITOR PARKING SPACES

Reserved Parking

HomeBanc Reserved Parking Spaces 27 thru 49, 58 thru 66, 77, 78, 89

Parking Level 1

Hines

2002 Summit Blvd
Dekalb County, Georgia

Hendrick

24 March 2005

P1 COMPUTATIONS

[illegible]	
VERTICAL PENETRATIONS	
WHOLE FLOOR RENTABLE	
BUILDING COMMON	
FLOOR COMMON	
SINGLE TENANT USABLE	
ELEVATOR LOBBY & CORR.	
MULTI-TENANT USABLE	[illegible]
RENTABLE FACTOR PROJECTIONS	
FULL FLOOR R.R.A.	
MULTI-TENANT R.R.A.	
[illegible] R.R.A.	
USABLE S.F. AREA LEASED	
USABLE S.F. AREA AVAILABLE	
RENTABLE S.F. AREA LEASED	
RENTABLE S.F. AREA AVAILABLE	

[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]	[illegible]						
	[illegible]		[illegible]	[illegible]						
	[illegible]		[illegible]	[illegible]